UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Viking Energy Group, Inc. (the “Company”) hereby files this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2021 (the “Original Form 8-K”), to eliminate Item 2.01 and amend Item 9.01(a) and (b) as provided herein. The information previously reported in the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.

In the Original Form 8-K disclosing the completion of the Company’s acquisition of approximately 2,436 Class A Common Shares of Simson-Maxwell Ltd. (“Simson-Maxwell”), representing approximately 60.5% of the total issued and outstanding shares of Simson-Maxwell, the Company indicated it would file any financial statements required by Item 9.01 no later than 71 calendar days after the date on which the Original Form 8-K was required to be filed.

The Company has now determined that the acquisition was not deemed to involve a significant amount of assets (and the acquisition was not a “significant” transaction as defined in Regulation S-X), given, among other things, the value of the Company’s other assets at the time of the transaction. Accordingly, the Company hereby amends the Original Form 8-K to eliminate (i) Item 2.01, and (ii) references in Item 9.01(a) and (b) to the subsequent filing of historical financial statements and pro forma financial information relating to the partial acquisition of Simson-Maxwell.

Except as described above, all of the other information in the Original Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company has determined that the historical financial statements of Simson-Maxwell are not required to be filed as the partial acquisition of Simson-Maxwell was not deemed to involve a significant amount of assets.

(b) Pro-Forma Financial Information.

The Company has determined that pro forma financial information regarding the partial acquisition of Simson-Maxwell is not required to be filed as the partial acquisition of Simson-Maxwell was not deemed to involve a significant amount of assets.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ENERGY GROUP, INC.

Date: October 19, 2021	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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